UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Masimo Corporation (the “Company”) executed a Confidential Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Hygia Health Services, Inc. (“Hygia”) regarding the case Hygia Health Services, Inc. v. Masimo Corporation (the “Lawsuit”) filed in the United States District Court for the Northern District of Alabama, Southern Division (the “Court”). The Settlement Agreement was deemed entered into and became effective on July 19, 2010, the date the Court entered an Order Granting Consent Dismissal and Permanent Injunction.

Pursuant to the Settlement Agreement, the Company and Hygia have resolved on mutually agreeable terms a dispute concerning the prior reprocessing by Hygia of certain pulse oximeter sensor devices manufactured and sold by the Company. Under the Settlement Agreement, Hygia agreed to discontinue, among other things, reprocessing, selling, exporting or otherwise transferring any of the Company’s pulse oximeter devices originally designated by the Company as for “Single Use Only” and/or any other Company-compatible cables or sensors for a period of two years. The Company and Hygia each also agreed to release all of its respective claims against the other party that were incurred prior to July 13, 2010. The Settlement Agreement further provides that the Company and Hygia will each bear its own fees, costs and expenses relating to the Lawsuit.

The foregoing summary of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On July 22, 2010, the Company issued a press release announcing that the Company settled the Lawsuit, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Confidential Settlement Agreement and Mutual Release, dated July 13, 2010, by and between the Company and Hygia

99.1	Press release, dated July 22, 2010, issued by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASIMO CORPORATION

Date: July 22, 2010	By:	/S/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President, Chief Financial Officer & Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

10.1	Confidential Settlement Agreement and Mutual Release, dated July 13, 2010, by and between the Company and Hygia

99.1	Press release, dated July 22, 2010, issued by the Company